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EXHIBIT 22.1

SUBSIDIARIES OF REGISTRANT
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                                                                                               Percentage
                                                                                               of Voting
                                                                                               Securities
                                                                                               Owned by
                                                                           State of            Immediate
Name                                                                     Incorporation         Parent
- ----                                                                     -------------         ----------
ABM Industries Incorporated                                                 Delaware           Registrant
   (1)  ABM Janitorial Services - Northern California                      California            100%
          ABM Janitorial Services - Southern California                    California            100%
          American Building Maintenance Co. of Canada Ltd.                   Canada              100%
          American Building Maintenance Co. of Georgia                     California            100%
          American Building Maintenance Co. of Illinois                    California            100%
          American Building Maintenance Co. of Nebraska                    California            100%
          American Building Maintenance Co. of New York                    California            100%
          American Building Service Company                                California            100%
          American Building Maintenance Co. of Utah                        California            100%
          American Building Maintenance Co. - West                         California            100%
          American Plant Protection, Inc.                                  California            100%
          Associated Building Maintenance of Canada Ltd.                British Columbia         100%
             Supreme Building Maintenance Ltd.                          British Columbia         100%
          California Janitorial and Supply Co.                             California            100%
          Commercial Property Services, Inc.                               California            100%
          Bonded Maintenance Company                                          Texas              100%
          Servall Services Inc.                                               Texas              100%
          American Public Services                                         California            100%
          Easterday Janitorial Supply Company                              California            100%
          American Security and Investigative Services, Inc.               California            100%
             ABMI Investigative Services                                   California            100%
             ABMI Security Services, Inc.                                  California            100%
             American Commercial Security Services, Inc.                   California            100%
          Amtech Services Inc.                                             California            100%
             American Building Maintenance Lighting Services Company       California            100%
             Amtech Energy Services Company                                California            100%
             Amtech Lighting Services Company                              California            100%
             Amtech Mechanical Services Company                            California            100%
             Amtech Reliable Elevator Company                              California            100%
             Amtech Reliable Elevator Company of Texas                        Texas              100%
             ABM Engineering Services Company                              California            100%
             ABM Facility Services Company                                 California            100%
          Bradford Building Services, Inc.                                 California            100%
          Bradford Building Services Co. Ltd.                           British Columbia         100%
          Commercial Air Conditioning of Northern California, Inc.         California            100%
          Southern California Building Services                            California            100%
             Accurate Janitor Service, Inc.                                California            100%
          Ampco System Parking                                             California            100%
          Beehive Parking, Inc.                                               Utah               100%
          System Parking, Inc.                                             California            100%
          Towel and Linen Service, Inc.                                    California            100%
          Internacional de Elevadores, S.A. de C.V.                          Mexico              100%

(1) Subsidiary relationship to Registrant or to subsidiary parents shown by progressive indentation.
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